UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 4, 2026

REBORN COFFEE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41479	47-4752305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

580 N. Berry Street, Brea, CA	92821
(Address of principal executive offices)	(Zip Code)

(714) 784-6369

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REBN	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K originally filed by Reborn Coffee, Inc. (the “Company”) with the U.S. Securities and Exchange Commission on June 10, 2026 (the “Original Form 8-K”) is being filed to amend the disclosure in Item 5.02 contained in the Original Form 8-K regarding the resignation of Jay Kim as Co-Chief Executive Officer of the Company.

The Company is filing this Amendment No. 1 to disclose that in addition to resigning as Co-Chief Executive Officer of the Company, Jay Kim also notified the Company’s Board of Directors (the “Board”) of his resignation as Chief Financial Officer, Director, and from all other positions, offices, directorships, committee memberships, and responsibilities that he holds in the Company and each of its subsidiaries and affiliates. Jay Kim’s resignation as Chief Financial Officer, Director, and from all positions held in the Company were inadvertently omitted in the Original Form 8-K. This Amendment No.1 also discloses the appointment of Jung Jae Lim as interim Chief Financial Officer and Principal Accounting Officer of the Company.

This Amendment No. 1 amends and restates the disclosure in Item 5.02 contained in the Original Form 8-K. Except as set forth herein, the reminder of the Original Form 8-K remains unchanged.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Jay Kim’s resignation as Co-Chief Executive Officer, Chief Financial Officer, Director, and from all positions held in the Company

On June 4, 2026, Jay Kim notified the Board of his resignation as Co-Chief Executive Officer, Chief Financial Officer, Director, and from all other positions, offices, directorships, committee memberships, and responsibilities that he holds in the Company and each of its subsidiaries and affiliates.

The Board accepted the resignation, effective immediately.

Chief Executive Officer and Chief Financial Officer

Jung Jae Lim, who has served as Co-Chief Executive Officer of the Company since March 2026, has assumed full responsibilities as Chief Executive Officer. On June 15, 2026, the Board appointed Mr. Lim to serve as interim Chief Financial Officer and Principal Accounting Officer of the Company. Mr. Lim, age 59, has more than 20 years of leadership experience in logistics and supply chain management, with a background overseeing large-scale operations, multi-node distribution networks, and end-to-end supply chain execution across multiple sectors.

There are no arrangements or understandings between Mr. Lim and any other person pursuant to which Mr. Lim was appointed to serve as interim Chief Financial Officer and Principal Accounting Officer of the Company. There are no family relationships between Mr. Lim and any other director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2026

REBORN COFFEE, INC.

By:	/s/ Jung Jae Lim
Name:	Jung Jae Lim
Title:	Chief Executive Officer

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